Back to Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ENVIRONMENTAL TECTONICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No Fee Required
Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

Fee paid previously by written preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Back to Contents

ENVIRONMENTAL TECTONICS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 11, 2003

TO THE SHAREHOLDERS OF ENVIRONMENTAL TECTONICS CORPORATION:

The Annual Meeting of the Shareholders of Environmental Tectonics Corporation (the Company”) will be held at the executive offices of the Company, 125 James Way, County Line Industrial Park, Southampton, Pennsylvania on Thursday, September 11, 2003, at 10:00 a.m. for the following purposes:

1.	To elect five directors to serve on the board of directors until their successors have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting.

The board of directors has fixed the close of business on July 18, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN ORDER THAT YOUR SHARES MAY BE VOTED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

/s/ Ann M. Allen
ANN M. ALLEN, Secretary

Back to Contents

ENVIRONMENTAL TECTONICS CORPORATION
125 James Way
County Line Industrial Park
Southampton, Pennsylvania 18966

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

September 11, 2003

Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the “Company”), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, September 11, 2003, at our executive offices at 125 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966 and at any adjournment thereof. This proxy statement and accompanying form of proxy are being provided to shareholders on or about August 15, 2003, along with our 2003 Annual Report to shareholders. In addition to the use of the mails, our directors, officers and employees may solicit proxies personally or by telephone. The expense of soliciting proxies will be borne by the Company.

Voting and Revocation of Proxies

When a proxy in the enclosed form is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted “FOR” the election, as directors, of the Board of Directors’ nominees. The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, signed proxies will be voted “FOR” or “AGAINST” any other matter that properly comes before the Annual Meeting or any adjournment thereof, in the discretion of the persons named as proxyholders. Any such proxy may be revoked at any time before its exercise by (i) executing and delivering a later dated proxy to the Secretary of the Company, (ii) giving written notice of revocation to the Secretary of the Company, or (iii) by voting in person at the Annual Meeting. Our mailing address is 125 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966.

Voting Securities, Record Date and Quorum

Shareholders of record at the close of business on July 18, 2003 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had outstanding 7,157,239 shares of common stock. Each issued share of common stock is entitled to one vote with respect to each director nominee and one vote on all other matters coming before the Annual Meeting. Cumulative voting is not permitted.

The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting. Shares voted as abstentions on any matter (or a “withhold vote for” as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. Consequently, abstentions and withheld votes have the same effect as a vote against a proposal. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present and entitled to vote with respect to determining the approval of such matters.

Back to Contents

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card because you own shares of our common stock. This proxy statement describes the matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

What am I voting on?

You are voting for the election of five members of the Board of Directors.

What vote is required to elect directors?

The Board of Directors are elected by a plurality of votes which means that the five directors receiving the highest number of votes will serve as members of the Board of Directors until their successors have been elected and qualified.

How do I vote?

After carefully reading and considering the information contained in this proxy statement, you may cast your vote in one of the following ways:

•	by completing the accompanying proxy card and returning it in the enclosed envelope; or

•	by appearing and voting in person at the Annual Meeting.

If your shares are held in “street name,” which means that your shares are held in the name of a bank, broker or other financial institution instead of in your own name, you must either direct the financial institution as to how to vote your shares or obtain a proxy from the financial institution to vote at the Annual Meeting.

May I change my vote?

After mailing in your proxy, you may change your vote by following any of these procedures. If you are a shareholder “of record,” meaning that the shares you own are registered in your name as of July 18, 2003, then to revoke your proxy, you must do one of the following before the vote is taken at the Annual Meeting:

•	send written notice revoking your proxy to the Company’s Secretary at 125 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966; or

•	sign and return a proxy with a later date.

If you are not a holder of record but you are a “beneficial holder,” meaning that your shares are registered in another name (for example, in “street name”), you must follow the procedures required by the holder of record, which is usually a brokerage firm, bank or other financial institution, to revoke a proxy. You should contact the holder of record directly for more information on these procedures. In any event, you may not change your vote or revoke your proxy after the vote is taken at the Annual Meeting.

How do I vote in person?

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. If your shares are held in “street name,” you must bring an account statement or letter from the brokerage firm or bank showing that you were the beneficial owner of the shares on July 18, 2003, the record date for determining which of our shareholders are entitled to notice of, and to vote at, the Annual Meeting, in order to vote at the Annual Meeting. In addition, if you want to vote your shares that are held in street name, you must obtain a “legal proxy” from the holder of record and present it at the Annual Meeting.

Who can answer my questions about the Annual Meeting?

If you have additional questions about the Annual Meeting, you should contact Duane D. Deaner, our Chief Financial Officer, at (215) 355-9100.

Back to Contents

Principal Shareholders

The following table sets forth as of July 18, 2003, the number of shares and percentage of our common stock owned beneficially by each director, each executive officer named in the Summary Compensation Table, and each person holding, to our knowledge, more than 5% of our outstanding common stock, and all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock

William F. Mitchell (2)	1,624,398		22.7%
c/o Environmental Tectonics Corporation
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (3)	686,100	(4)	9.6%
31 Ribaut Drive
Hilton Head Island, SC 29926

Howard W. Kelley (3)	685		*
c/o Sally Corporation
745 West Forsyth Street
Jacksonville, FL 32204

T. Todd Martin, III	1,117,520	(5)	14.7%
50 Midtown Park East
Mobile, AL 36606

H.F. Lenfest (3)	2,621,230	(6)	26.8%
c/o The Lenfest Group
1332 Enterprise Drive
West Chester, PA 19380

Emerald Advisors, Inc.	1,413,750	(7)	19.8%
1703 Oregon Pike
Suite 101
Lancaster, PA 17601

George K. Anderson, M.D. (3)	0		*
8034 Kidwell Hill Court
Vienna, VA 22182

All directors and executive
officers as a group (6 persons)	4,944,154	(8)	50.5%

*	less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, based on 7,157,239 shares of common stock outstanding as of July 18, 2003. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

(2)	Chairman of the Board, President and Director of the Company. Includes 155,200 shares of common stock held by Mr. Mitchell’s wife.

(3)	Director of the Company.

Back to Contents

(4)	Includes 292,770 shares of common stock held by or for the benefit of Dr. Stephens’ wife and two of his children.

(5)
Includes 534,700 shares of common stock and 437,820 shares of common stock underlying presently exercisable warrants to purchase shares of common stock owned by ETC Asset Management, LLC, a limited liability company of which Mr. Martin is manager. Also includes 79,800 shares of common stock owned by Mr. Martin, 26,900 shares owned by Allied Williams Co, Inc., a corporation of which Mr. Martin is an officer and director, 17,000 shares owned by Equity Management, LLC, a limited liability company of which Mr. Martin is manager, 14,300 shares owned by Mr. Martin jointly with his spouse, and 7,000 shares owned by trusts of which Mr. Martin is trustee.

(6)
These shares consist of 2,621,230 shares of common stock issuable upon conversion of a promissory note in the principal amount of $10,000,000 and exercise of warrants to purchase shares of common stock.

(7)	As of July 18, 2003, Emerald Advisors, Inc. has sole voting power with respect to 842,160 shares of common stock and sole dispositive power over 1,413,750 shares of common stock.

(8)
Includes 11,441 shares of common stock which may be acquired by Duane Deaner, our Chief Financial Officer, upon the exercise of options granted under our Incentive Stock Option Plan that are presently exercisable and 2,621,230 shares of common stock which may be acquired by H.F. Lenfest upon conversion of a promissory note in the principal amount of $10,000,000 that is presently convertible and the exercise of warrants to purchase shares of common stock which are presently exercisable.

Back to Contents

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than three nor more than ten directors. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors. The Board of Directors has fixed the number of directors at five directors.

Vacancies in the Board of Directors occurring by reason of death, resignation, removal or disqualification of a director may be filled for the unexpired term by a majority vote of the remaining directors of the Board of Directors although less than a quorum. Newly created directorships resulting from an increase in the authorized number of directors by action of the board of directors may be filled by a two-thirds vote of the directors serving at the time of such increase. Each director so elected to fill a vacancy or a newly created directorship shall hold office until such director’s successor is elected by the shareholders at the next annual or special meeting of shareholders or until the earlier death, resignation, removal or disqualification of each such director.

On July 11, 2003, Richard E. McAdams, our Executive Vice President and a director, retired from the Board.

At the Annual Meeting, five directors shall be elected to serve for a one-year term and until their successors are elected and qualified.

The Board of Directors has unanimously nominated George K. Anderson, M.D., MPH, Howard W. Kelley, H. F. Lenfest, William F. Mitchell and Pete L. Stephens, M.D. for election as directors of the Company. Each of the nominees has consented to being named in this proxy statement and to serve if elected. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. The Company’s management, however, has no present reason to believe that any of the nominees will be unable to serve as a director, if elected.

The five nominees who receive the highest number of votes cast at the Annual Meeting will be elected as directors. Shares represented by properly executed proxies will be voted for the nominees named below unless otherwise specified in the proxy by the shareholder. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. Shareholders cannot cumulate their votes for the election of directors. No proxy may be voted for a greater number of persons than the number of nominees named.

Nominees for Election as Director and Executive Officers

The following table sets forth certain information, as of July 18, 2003, with respect to our directors and executive officers:

Name	Age	Served as Director or Officer Since(1)	Positions and Offices

William F. Mitchell (2)	61	1969	Chairman of the Board, President and Director
Pete L. Stephens, M.D. (3)	65	1974	Director
Howard W. Kelley (4)	61	2002	Director
George K. Anderson, M.D. (5)	57	2003	Director
H.F. Lenfest (6)	73	2003	Director
Duane D. Deaner (7)	55	1996	Chief Financial Officer

(1)	Directors are elected for one-year terms.

(2)
Mr. Mitchell has been our Chairman of the Board, President and Chief Executive Officer since 1969, except for the period from January 24, 1986 through January 24, 1987, when he was engaged principally in soliciting sales for our products in the overseas markets. Mr. Mitchell received a Bachelor of Science degree in physics from Drexel University and has completed graduate work in mechanical and electrical

Back to Contents

engineering. He is a member of the ASME and Drexel University engineering advisory boards. Additionally, he is a member of the Society of Automotive/Aerospace Engineering, the International Society of Pharmaceutical Engineering, the Undersea and Hyperbaric Medical Society, the Aerospace Medical Association, the American Society of Mechanical Engineering and the Institute of Environmental Sciences.

(3)
Recently retired from the practice of medicine, Dr. Stephens had been a physician engaged in private practice for 30 years. Dr. Stephens graduated from Bethany College and the Medical College of Virginia. He presently serves as Chairman of the Board of Directors of Lowcountry Block and Paver, a manufacturing company located in South Carolina.

(4)
Mr. Kelley is President of Sally Corporation, Jacksonville, Florida, which is one of the oldest and largest designers and fabricators of animation robotics and dark ride attractions used worldwide in theme parks, museums and entertainment attractions. He previously spent over 25 years in the broadcasting industry, including ten years in television management as a news director and later as Vice President and General Manager of Channel 12 WTLV (NBC) in Jacksonville, Florida. He is the former Chairman of the Board of Tempus Software, a medical software development firm located in Jacksonville, Florida. He has also previously served as broadcast strategic planner for a major U.S. communications company and as director of several U.S. technology firms with international business activities. In the academic arena, Mr. Kelley serves as an executive professor at the University of North Florida College of Business Administration, and is a college adjunct instructor on Internet technology and E-commerce on the internet. He is a graduate of the University of Florida and Harvard Business School PMD.

(5)
Dr. Anderson is an experienced physician executive and preventive medicine leader. He began his professional career as an Air Force flight surgeon, serving overseas medical duty in Korea and Germany as well as aerospace medicine leadership positions in the United States. Following 30 years of military service, he transitioned to physician executive positions in the private sector. Subsequent to his retirement from the military, he served as Chief Executive Officer of the Koop Foundation from 1997 to 1998 and as President and Chief Executive Officer at Oceania, Inc., a medical software company, from 1999 to 2001. Dr. Anderson’s positions in the Air Force include serving as Deputy Assistant Director of Defense (Health Services Operations and Readiness), Commander of the Human Systems Center, Air Force Material command, which included the Armstrong Laboratory, the School of Aerospace Medicine and the Human Systems Program Office. He retired from active duty in the grade of Major General.

(6)
Mr. Lenfest practiced law with Davis Polk & Wardwell before joining Triangle Publications, Inc., in Philadelphia as Associate Counsel in 1965. In 1970, Mr. Lenfest was placed in charge of Triangle’s Communications Division, serving as Editorial Director and Publisher of Seventeen Magazine and President of the CATV Operations. In 1974, Mr. Lenfest, with the support of two investors, formed Lenfest Communications, Inc., which purchased Suburban Cable TV Company and Lebanon Valley Cable TV Company from Triangle with a total of 7,600 subscribers. In January 2000, Mr. Lenfest sold his cable television operations, which by then served 1.2 million subscribers, to Comcast Corporation but still retains interests in companies principally involved in national satellite promotion of cable programming and software for marketing cable advertising and marketing promotions. Additionally, Mr. Lenfest is the owner of various other businesses in Pennsylvania and Maryland and is active in many philanthropic activities including as Chairman of the Board of the Philadelphia Museum of Art and the Lenfest Foundation. Mr. Lenfest is a graduate of Washington and Lee University and Columbia Law School.

(7)
Mr. Deaner has served as our Chief Financial Officer since January 1996. Mr. Deaner served as Vice President of Finance for Pennfield Precision Incorporated from September 1988 to December 1995. Mr. Deaner received an MBA in Finance from Temple University and a B.A. in Mathematics from Millersville University in Pennsylvania.

Back to Contents

The board of directors unanimously recommends a vote for Messrs. Kelley, Lenfest and Mitchell and Drs. Anderson and Stephens.

Meetings and Committees of Board of Directors

During the fiscal year ended February 28, 2003, the Board of Directors held five meetings. All members of the Board of Directors attended all of the meetings of the Board of Directors held while they were members of the Board of Directors.

During the fiscal year ended February 28, 2003, we had an Audit Committee consisting of Mr. David Lazar and Mr. Stephens. Although the Audit Committee did not hold formal meetings, both members of the Audit Committee reviewed our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K with management and our external auditors. Although not formally elected the Chairman of the Audit Committee, Mr. Lazar did satisfy the financial sophistication requirements of the American Stock Exchange. In addition, Mr. Stephens satisfied the financial literacy requirements of the American Stock Exchange. Mr. Lazar resigned from the Board of Directors in December 2002.

Mr. Howard Kelley has replaced Mr. Lazar on the Audit Committee and he was elected the Chairman of the Audit Committee and Dr. Anderson was appointed to the Audit Committee in June 2003. We believe that Mr. Kelley satisfies the financial sophistication requirements of the American Stock Exchange and that Dr. Anderson and Dr. Stephens each satisfy the financial literacy requirements of the American Stock Exchange. In addition, we believe that each of Mr. Kelley and Drs. Stephens and Anderson are independent directors as defined in Section 121(A) of the American Stock Exchange Listing Standards. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent accountants in their preparation or issuance of an audit report or the performance of other audit and review services. The Audit Committee operates under a written charter adopted by the Board of Directors.

Dr. Stephens also served on our Compensation Committee during the year ended February 28, 2003. The Compensation Committee is charged with reviewing the compensation and incentive plans of officers and key personnel. Since no changes were contemplated in the compensation and incentive plans of our officers and key personnel, the Compensation Committee did not hold any formal meetings. Mr. Kelley and Dr. Anderson were appointed to the Compensation Committee in June 2003.

During the fiscal year ended February 28, 2003, we did not have a Nominating Committee.

Our directors who do not serve as officers are paid $2,000 per quarter for attending Board of Directors and committee meetings.

Back to Contents

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three independent directors, as defined in Section 121(A) of the American Stock Exchange listing standards.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee recommends to the Board of Directors the appointment of the Company’s independent accountants.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of its consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on the Company’s financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended February 28, 2003, and met and discussed them with management and the Company’s independent accountants, Grant Thornton LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61.

The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independent Standards Board Standard No. 1, and the Audit Committee has discussed with the accountants their independence from the Company and management. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independence of the independent accounts.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended February 28, 2003, be included in the Company’s Annual Report on Form 10-K for that fiscal year.

THE AUDIT COMMITTEE

George K. Anderson, M.D., MPH
Peter L. Stephens, M.D.
Howard W. Kelley

Back to Contents

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is composed entirely of non-employee Directors. The executive compensation programs are structured to link executive compensation to the Company’s performance and, through programs which use the Company’s stock as a compensation medium, to more closely align the interests of executive management with those of the Company’s shareholders.

The Compensation Committee evaluates and recommends, to the Board of Directors, compensation and awards for the Chief Executive Officer and other executive officers.

Compensation Philosophy

One of the Company’s principal goals in establishing its compensation policies is to maximize the possibilities for enhanced shareholder value by closely aligning compensation for its executive officers with the profitability of the Company. In that regard, it is considered essential to the success of the Company that compensation policies enable the Company to attract, retain and satisfactorily reward executive officers who are contributing to the long-term growth and success of the Company.

Components of Compensation. At present, the executive compensation program is comprised of salary, annual cash bonus incentive opportunities and long-term incentive opportunities in the form of options to acquire Company stock. Base salary levels for the executive officers of the Company are set near the average base salary levels paid by other companies within the Company’s peer group. Mr. William F. Mitchell, President and Chief Executive Officer, received a base salary of $225,000 in the 2003 fiscal year.

Short-Term Incentive Compensation

Based on the performance for the fiscal year ended February 28, 2003, no incentive compensation awards were made to any officers or key employees. The review included an assessment of the Company’s performance against financial and non-financial targets, set at the beginning of the 2003 fiscal year, relating to bookings, sales, net income, stock price and individually tailored goals. The targets reflected the Board of Directors’ determination of the appropriate goals for the Company. Under the Executive Management/Key Employee Plan (the “Executive Management Plan”) executive officers (other than CEO) are eligible to receive bonuses in an amount up to 25% of base salary if the predetermined goals are attained.

Under the Chief Executive Officer Plan (the “CEO Plan”), Mr. Mitchell was eligible to receive a bonus for fiscal 2003 (i) in an amount up to 25% of base salary if the Company attained predetermined goals regarding sales and net income and (ii) in an amount from 25% to 100% of base salary if the Company’s stock price performance met predetermined goals. Based on these criteria, Mr. Mitchell did not receive any bonus for fiscal 2003, and was not paid in 2003 a deferred bonus from any prior fiscal year.

Under the CEO Plan and the Executive Management Plan, 75% of any bonuses awarded for a particular fiscal year are paid in May of the following fiscal year, and the remaining 25% is paid in equal installments over the succeeding five years with interest at the average prime rate being charged over the period by the Company’s principal bank. Deferred bonus amounts are not vested until paid and are subject to continued employment. No bonus awards were earned or paid for the year ended February 28, 2003, as the Company did not achieve the predetermined goals. Also, as of the record date, no deferred bonus awards from prior years had been paid to any officers or key employees.

Long-Term Incentive Compensation

The Company’s 1998 Incentive Stock Option Plan is a long-term plan designed not only to provide incentives to management, but also to align a significant portion of the executive compensation program with shareholder interests. The 1998 Incentive Stock Option Plan permits the Company to grant certain officers and employees a right to purchase shares of stock at the fair market value per share at the date the option is granted. No options were granted in fiscal 2003. In granting stock options to officers and employees, the Compensation Committee takes into account the Company’s financial performance, long-term strategic goal of increasing shareholder value, the executive’s level of responsibility and his continuing contributions to the

Back to Contents

Company. The amount of the award to any employee is based on the employee’s base salary and the total award for any employee is limited to one percent (1%) of total outstanding shares on award date. Mr. Mitchell did not receive any options during the past three fiscal years.

THE COMPENSATION COMMITTEE

George K. Anderson, M.D., MPH Peter L. Stephens, M.D. Howard W. Kelley

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation we paid to our Chief Executive Officer for services rendered during fiscal years 2003, 2002 and 2001. There are no other executive officers whose total annual salary and bonus exceeds $100,000. The footnotes to the table provide additional information concerning our compensation and benefit programs.

Annual Compensation

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation (2)	All Other Compensation ($)(3)

William F. Mitchell,	2003	225,000	10,051	—	4,493
President and Chief	2002	225,000	10,969	—	4,413
Executive Officer	2001	225,000	12,023	—	4,000

(1)	These amounts represent a portion of a deferred bonus from fiscal 1999 due 75% in 1999 and 5% in each of the five following fiscal years. No bonus awards for fiscal 2001, 2002 or 2003 were paid.

(2)	Our executive officers receive certain perquisites. For fiscal years 2001, 2002 and 2003, the perquisites received by Mr. Mitchell did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(3)	These amounts represent our contribution to ETC’s Retirement Savings Plan on behalf of Mr. Mitchell.

COMPENSATION OF DIRECTORS

Directors of the Company who are not officers of the Company are paid $2,000 per quarter for attending Board of Directors and Committee meetings.

Back to Contents

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Item 13.     Certain Relationships and Related Transactions

On February 19, 2003, we completed a refinancing of our indebtedness with the PNC Bank, National Association and H.F. Lenfest in the aggregate amount of $29,800,000. Pursuant to the terms of a Convertible Note and Warrant Purchase Agreement, dated February 18, 2003, between us and Mr. Lenfest, we issued to Mr. Lenfest (i) a 10% senior subordinated convertible promissory note in the original principal amount of $10,000,000 and (ii) warrants to purchase 803,048 shares of our common stock. As a condition to closing the financing, we appointed Mr. Lenfest to our Board of Directors. For a more detailed description of the financing provided by Mr. Lenfest and PNC, see the Liquidity and Capital Resources section of our Annual Report to Stockholders attached as Exhibit 13 to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 29, 2003, and provided to you with this proxy statement.

Prior to the consummation of the refinancing, ETC Asset Management, LLC, a shareholder and a holder of warrants to purchase 332,820 shares of our common stock, consented to the financing transactions with PNC and Lenfest including the below-market issuance of warrants to Mr. Lenfest. As a result of its consent, ETC Asset Management waived, solely in connection with the issuance to Mr. Lenfest, the anti-dilution rights contained in its warrant. In exchange for ETC Asset Management’s consent and waiver, we issued to ETC Asset Management warrants to purchase an additional 105,000 shares of common stock. Except for the number of shares issuable upon exercise of the warrants, the new ETC Asset Management warrants have substantially the same terms as the warrants issued to Mr. Lenfest. As of the date that these warrants were issued to ETC Asset Management, it was the beneficial owner of greater than 5% of our common stock as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. For a more detailed description of the financing provided by Mr. Lenfest and PNC, see the Liquidity and Capital Resources section of our Annual Report to Stockholders attached as Exhibit 13 to our Annual Report on Form 10-K.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Kelley and Drs. Anderson and Stephens serve on the Compensation Committee. None of these individuals has at any time been an officer or employee of the Company. Prior to formation of the Compensation Committee, all decisions regarding executive compensation were made by the full Board of Directors. No interlocking relationship exists between the Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. The rules of the SEC regarding the filing of Section 16(a) reports require that “late filings” of Section 16(a) reports be disclosed in our proxy statement.

Based solely on our review of the copies of such forms which we received, or written representations from reporting persons that no Section 16(a) reports were required for those persons, we believe that, during the fiscal year ended February 28, 2003, our officers, directors and greater than ten percent beneficial owners complied with all applicable filing requirements except for Mr. McAdams, who had one late filing, Mr. Kelley who had two late filings, Mr. Stephens who had three late filings, and Mr. Mitchell, who had three late filings, two of which reported gifts of common stock to his family members.

Back to Contents

PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total shareholder return on the Company’s Common Stock against the cumulative total return on the American Stock Exchange (“AMEX”) Index and Peer Group Index for the periods indicated. The graph assumes an initial investment of $100.00 with dividends, if any, reinvested over the periods indicated.

ASSUMES $100 INVESTED FEBRUARY 27, 1998
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING FEBRUARY 28, 2003

	FISCAL YEAR ENDED

COMPANY/INDEX/MARKET	2/27/1998	2/26/1999	2/25/2000	2/23/2001	2/22/2002	2/28/2003

The Company	$100	$184.29	$325.71	$193.14	$147.43	$137.14
Peer Group Index (1)	$100	$98.89	$133.62	$126.90	$121.27	$117.63
AMEX Market Index	$100	$62.35	$56.72	$46.85	$57.03	$47.74

(1)
The Peer Group Index is comprised of companies that have the same Standard Industrial Classification Code as the Company. The composition of the Peer Group Index is as follows: BVR Systems LTD., Datakey, Inc., ECC International Corp., Evans & Sutherland Co., Firearms Training Systems, Isomet Corp., Quad Systems Corp., Relm Wireless Corp., Rofin-Sinar Tech, Inc., Standard Motor Products and United Industrial Corp.

Back to Contents

INFORMATION REGARDING
THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

Under the Company’s Bylaws and the governing law, authority to select the Company’s auditors rests with the Board of Directors. Such selection is made through formal act of the Board of Directors. It has not been and is not the Company’s policy to submit selection of its auditors to the vote of the shareholders because there is no legal requirement to do so. Grant Thornton LLP was the Company’s auditors for the fiscal year ended February 28, 2003. Auditors have not been selected for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given an opportunity to make a statement to the shareholders, if he or she desires to do so. Grant Thornton’s representative will also be available to answer appropriate questions from shareholders.

Set forth below is information relating to the aggregate Grant Thornton LLP fees for professional services provided to the Company for the fiscal year ended February 28, 2003:

Audit Fees

The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements for the fiscal years ended February 22, 2002 and February 28, 2003, respectively, and fees billed for other services rendered by Grant Thornton LLP.

	FY 2002	FY 2003

Audit fees	$77,500	$81,980
Audit related fees (1)	33,152	40,455

Audit and audit related fees	$110,652	$122,435

Tax fees (2)	$131,990	$34,868
All other fees (3)	9,540	21,268

Total fees	$252,182	$178,571

(1)	Audit related fees consist primarily of audits of the Company’s financial statements, employee benefit plan audits, and assistance with foreign statutory financial statements.

(2)	Tax fees consist of tax compliance services and other consultations on miscellaneous tax matters.

(3)	All other fees consist of compliance issues and fees associated with the Company’s refinancing in fiscal year 2003.

Back to Contents

SHAREHOLDER PROPOSALS FOR THE NEXT
ANNUAL MEETING

The Company’s 2004 annual meeting of shareholders will be held on or about September 9, 2004.

Proposals which shareholders desire to have included in the Proxy Statement for the 2004 annual meeting of shareholders must be received at the Company’s executive offices, 125 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before April 2, 2004.

Shareholders may propose matters for consideration at the 2004 annual meeting of shareholders by notice, in writing, delivered to or mailed and received by the Secretary of the Company no later than June 14, 2004. If proposals are submitted after June 14, 2004, management proxyholders could have discretionary authority to vote on those matters at the 2004 annual meeting of shareholders.

OTHER MATTERS

The Company knows of no other business which will be presented for consideration at the meeting. However, if other matters come before the annual meeting, it is the intention of the proxyholders to vote upon such matters as they, in their discretion, may determine.

The Company’s Annual Report to the Shareholders for the year ended February 28, 2003 is enclosed. Each person solicited hereunder can obtain a copy of the Company’s Annual Report on Form 10-K for the year ended February 28, 2003, as filed with the Securities and Exchange Commission on May 29, 2003, without charge, except for exhibits to the report, by sending a written request to Environmental Tectonics Corporation, 125 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966, Attention: Ann M. Allen, Secretary.

By Order of the Board of Directors

ANN M. ALLEN, Secretary

Back to Contents

ENVIRONMENTAL TECTONICS CORPORATION

ANNUAL MEETING TO BE HELD ON SEPTEMBER 11, 2003
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Pete L. Stephens and Howard W. Kelley, or either of them, with full power of substitution, as the undersigned’s proxies to vote at the Annual Meeting of Shareholders called for September 11, 2003 and at any adjournment thereof:

Please mark your votes as in this example.

FOR all nominees listed at right (except as marked to the contrary)	WITHHOLD the vote for all nominees	To withhold authority to vote for any individual nominee, strike a line through the nominee’s name listed below:

1. Election of Directors:		George K. Anderson, M.D., MPH Howard W. Kelley H.F. Lenfest William F. Mitchell Pete L. Stephens, M.D.

2.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed and designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted “FOR” the election of all of the Board of Director’s nominees as directors.

I plan to attend the Annual Meeting on September 11, 2003

In Witness Whereof, the Undersigned has set his hand and seal.

(SEAL)
Shareholder’s Signature

(SEAL)
Shareholder’s Signature

Dated:	, 2003

NOTE:	Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, guardian, etc. please give full title as such.